Exhibit 99.1

Annual Shareholders Meeting Thursday, May 9, 2019

Forward - looking Statements This discussion contains forward - looking statements within the meaning of Section 27 A of the Securities Act, Section 21 E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995 . The Corporation intends its forward - looking statements to be covered by the safe harbor provisions for forward - looking statements in these sections . All statements regarding the Corporation’s expected financial position and operating results, the Corporation’s business strategy, the Corporation’s financial plans, forecasted demographic and economic trends relating to the Corporation’s industry and similar matters are forward - looking statements . These statements can sometimes be identified by the Corporation’s use of forward - looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” or “intend . ” The Corporation cannot promise that its expectations in such forward - looking statements will turn out to be correct . The Corporation’s actual results could be materially different from expectations because of various factors, including changes in economic conditions or interest rates, credit risk, difficulties in managing the Corporation’s growth, competition, changes in law or the regulatory environment, including the Dodd - Frank Act, and changes in general business and economic trends . Information concerning these and other factors can be found in the Corporation’s periodic filings with the Securities Exchange Commission (“SEC”), including 2018 Annual Report on Form 10 - K . These filings are available publicly on the SEC’s website at www . sec . gov, on the Corporation’s website at www . chemungcanal . com, or upon request from the Corporate Secretary at (607) 737 - 3746 . Except as otherwise required by law, the Corporation undertakes no obligation to publicly update or revise its forward - looking statements, whether as a result of new information, future events, or otherwise .

Board of Directors David J. Dalrymple Anders M. Tomson Larry H. Becker

Board of Directors Bruce W. Boyea Ronald M. Bentley David M. Buicko

Board of Directors Stephen M. Lounsberry III Robert H. Dalrymple Denise V. Gonick

Board of Directors Richard W. Swan G. Thomas Tranter Jr. Jeffrey B. Streeter

Board of Directors Kevin B. Tully Thomas R. Tyrrell

Thank you, Clover! Clover M. Drinkwater

Executive Management Anders Tomson , President & CEO

Executive Management Pam Burns Senior Vice President Human Resources Dale Cole Executive Vice President Chief Information Officer Lou DiFabio Executive Vice President Business Client Services

Executive Management Karl Krebs Executive Vice President Chief Financial Officer Kim Hazelton Executive Vice President Retail Client Services Dan Fariello President Capital Bank

Executive Management Duane Mittan Vice President Chief Auditor Kathy McKillip Assistant Vice President Corporate Secretary Karen Makowski Executive Vice President Chief Risk Officer

Executive Management Tom Wirth Executive Vice President Wealth Management Group Mike Wayne Senior Vice President Director of Marketing

Annual Shareholders Meeting Thursday, May 9, 2019

Anders Tomson , President & CEO

2018 Key Metric Results • Record Earnings • Asset Quality • Growth of Capital • Increased Liquidity

Year Ending: 12/31/2018 Total Assets $1.8 billion Total Loans $1.3 billion Total Deposits $1.6 billion Total Shareholders ’ Equity $165 million

2018 Financial Results RECORD EARNINGS NET INCOME: $19.6 million EPS: $4.06 Year Ending: 12/31/2018

1.14% 12.76% Year Ending: 12/31/2018 Return on Average Assets Return on Average Equity

Tangible Book Value 11.8% Year Ending: 12/31/2018 $29.22

Year - end Stock Price 14.1% $41.31 12/31/2018 $48.10 12/31/2017

Dividends Declared $5.0 million $1.04 per share Year Ending: 12/31/2018

Balance Sheet Growth

Consumer & Residential Mortgage $7,000 $460,000 12/31/2017 $467,000 12/31/2018 In Thousands Average Balances 1.5%

Commercial Loan Portfolio 7.7% $853,000 12/31/2018 $792,000 12/31/2017 Average Balances $61,000 In Thousands

810,000,000 820,000,000 830,000,000 840,000,000 850,000,000 860,000,000 870,000,000 880,000,000 890,000,000 900,000,000 Commercial Loan Balances $843,000,000 $864,000,000 12/31/2017 12/31/2018

Non - Performing Assets 33.4% $12,828 12/31/2018 $19,264 12/31/2017 In Thousands

Total Deposits: $ 101.8 million 6.9% Deposit Growth Year Ending: 12/31/2018

Interest Rates

Graphic: FACTSET

Cost of Funds CCTC 0.26% Peer Group 0.73% CCTC 0.20% Peer Group 0.52% Year Ending: 12/31/2017 Year Ending: 12/31/2018

Net Interest Margin 3.10% 3.20% 3.30% 3.40% 3.50% 3.60% 3.70% 3.80% 2014 2015 2016 2017 2018 3.59% 3.46% 3.37% 3.56% 3.72%

Non - Interest Income 12.6% $23,074 12/31/2018 $20,491 12/31/2017 In Thousands

Wealth Management Group $1.8 billion Assets Under Management & Administration Year Ending: 12/31/2018

Operating Costs 5.6% $56.8 million 12/31/2018 $53.8 million 12/31/2017

Efficiency Ratio 78.75 76.18 74.43 66.6 0 67.22 60 62 64 66 68 70 72 74 76 78 80 2014 2015 2016 2017 2018 Efficiency Ratio Adjusted

Full - Time Employees 355 360 365 370 375 380 385 390 395 2014 2015 2016 2017 2018 Year Ending 393 377 368 371 374

Income Tax Expense 44.8% $4,009 12/31/2018 $7,262 12/31/2017 In Thousands

Continuing Our 3 - Year Information Technology Strategic Plan ▪ Focus on our Digital Future ▪ Align Technology and the Business Functions ▪ Focus on Risk Management ▪ Drive Reliable Technology Outcomes ▪ Robotic Process Automation

Expanding Our Digital Services

Industry “Banking Channel” Usage 2015 - 2019 Graphic: FIS Global PACE Survey

Contact Center • Manages approximately 95,000 calls per year • Client Assistance: • Balances • Transfers • Card users • Digital support • Creating opportunities for: • Cross selling to clients • Outbound calling to clients or prospects

eBanking Users • Web Banking: 30,216 • Mobile App: 17,900 • Mobile Deposit: 2,749 Year Ending: 12/31/2018

2018 Website Users • Unique Visitors: 556,569 • Sessions: 2,126,870 • Pageviews: 5,503,247 Year Ending: 12/31/2018 Includes both Chemung Canal and Capital Bank Websites.

Distribution Strategy Open in 2018 Consolidated in Q1 2019

Small Business Is Big Business Graphic: US Small Business Administration Office of Advocacy 2018 Small Business Profile

Downtown Revitalization Initiatives Update

Parts of our footprint awarded funding:

- Albany
- Auburn
- Cortland
- Elmira
- Owego
- Watkins Glen



Governor.ny.gov
Watkins Glen

Governor Cuomo awards Watkins Glen $10 million for revitalization projects.



Auburnpub.com

Auburn Mayor Michael Quill speaks about $10 million Downtown Revitalization Competition.

Downtown Revitalization Initiatives Update In Chemung County: • 100 W. Water St. • LECOM • LIBERTAD Project • South Main St. Redevelopment Project • Maple Avenue Apartments 100 West Water Apartments Photo: Park Grove Realty, LLC

Thank you, Tom! G. Thomas Tranter, Jr.

Supporting our Community

Market Challenges & Uncertainties • Flat Yield Curve • Margin Compression • Competition for Liquidity • Unpredictable Economic Growth

Congratulations Retirees! Dave Wakeman Resource Recovery 31 years of service Barb Jenkins Real Estate Lending 28 years of service Joyce Desarno Montour Falls 29 years of service Libby Courtright Regulatory Risk 25 years of service

Congratulations Retirees! Julie Conover Account Services 23 years of service Toni Parker Real Estate Lending 23 years of service Nancy Schierloh Finance Division 23 years of service Patricia Dunn Resource Recovery 22 years of service

Congratulations Retirees! Lewann Neifert Real Estate Lending 18 years of service Michael Crimmins Support Services Group 11 years of service Robert Pichette Commercial Loans 14 years of service

Questions?